SUPPLEMENT DATED JANUARY 21, 2005

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW

The section of each of the Prospectuses for the Funds listed below entitled “Management—Recent Developments” is deleted and replaced with the following:

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

The funds did not implement the contractual arrangement described above and will not receive any payments.

SALOMON BROTHERS SERIES FUNDS INC	April 29, 2004

SALOMON FUNDS TRUST	April 29, 2004
SALOMON BROTHERS MID CAP FUND
SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
SALOMON BROTHERS NEW YORK TAX FREE BOND FUND

SALOMON BROTHERS CAPITAL FUND INC	April 29, 2004

SALOMON BROTHERS INVESTORS VALUE FUND INC	April 29, 2004

SALOMON BROTHERS OPPORTUNITY FUND INC	December 30, 2004

SB ADJUSTABLE RATE INCOME FUND	September 28, 2004
Salomon Brothers Classes Of Shares

SMITH BARNEY INVESTMENT SERIES
SB GROWTH AND INCOME FUND	February 27, 2004
Salomon Brothers Classes Of Shares
SB GOVERNMENT PORTFOLIO	February 27, 2004
Salomon Brothers Class B Shares

SMITH BARNEY INCOME FUNDS
SB CAPITAL AND INCOME FUND	April 29, 2004
Salomon Brothers Classes Of Shares
SB CONVERTIBLE FUND	November 26, 2004
Salomon Brothers Classes Of Shares

CITIFUNDS TRUST I
SALOMON BROTHERS AGGRESSIVE GROWTH FUND	March 30, 2004

SAM